UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 22, 2024

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	6

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 22, 2024, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	7,178,428,474	395,520,419	18,362,522	1,260,267,192
Andrew R. Jassy	7,467,074,640	104,919,757	20,317,018	1,260,267,192
Keith B. Alexander	7,488,855,654	84,451,453	19,004,308	1,260,267,192
Edith W. Cooper	7,117,067,591	456,429,050	18,814,774	1,260,267,192
Jamie S. Gorelick	7,262,009,164	310,078,904	20,223,347	1,260,267,192
Daniel P. Huttenlocher	7,374,651,006	198,658,047	19,002,362	1,260,267,192
Andrew Y. Ng	7,529,032,996	44,719,360	18,559,059	1,260,267,192
Indra K. Nooyi	7,458,579,786	115,442,726	18,288,903	1,260,267,192
Jonathan J. Rubinstein	6,730,127,279	841,312,680	20,871,456	1,260,267,192
Brad D. Smith	7,532,095,432	41,132,053	19,083,930	1,260,267,192
Patricia Q. Stonesifer	7,205,090,201	368,713,118	18,508,096	1,260,267,192
Wendell P. Weeks	7,469,871,725	103,122,974	19,316,716	1,260,267,192

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2024 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
8,411,003,684	419,855,909	21,719,014	—

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,878,960,949	1,687,781,127	25,569,339	1,260,267,192

A shareholder proposal requesting an additional board committee to oversee public policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
490,254,237	6,930,488,473	171,568,705	1,260,267,192

A shareholder proposal requesting an additional board committee to oversee the financial impact of policy positions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
44,166,069	7,411,690,128	136,455,218	1,260,267,192

A shareholder proposal requesting a report on customer due diligence was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,248,281,806	6,184,374,303	159,655,306	1,260,267,192

A shareholder proposal requesting additional reporting on lobbying was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,240,780,384	5,302,796,026	48,735,005	1,260,267,192

A shareholder proposal requesting additional reporting on gender/racial pay was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,221,121,179	5,338,238,279	32,951,957	1,260,267,192

A shareholder proposal requesting a report on viewpoint restriction was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
58,637,628	7,479,861,945	53,811,842	1,260,267,192

A shareholder proposal requesting additional reporting on stakeholder impacts was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,764,453,585	5,774,937,195	52,920,635	1,260,267,192

A shareholder proposal requesting a report on packaging materials was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,160,008,116	5,381,900,903	50,402,396	1,260,267,192

A shareholder proposal requesting additional reporting on freedom of association was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,398,484,693	5,141,991,512	51,835,210	1,260,267,192

A shareholder proposal requesting alternative emissions reporting was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,148,925,070	6,385,459,156	57,927,189	1,260,267,192

A shareholder proposal requesting a report on customer use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,436,306,088	6,092,329,924	63,675,403	1,260,267,192

A shareholder proposal requesting a policy to disclose directors’ political and charitable donations was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
76,686,634	7,483,638,673	31,986,108	1,260,267,192

A shareholder proposal requesting an additional board committee to oversee artificial intelligence was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
729,956,170	6,791,566,706	70,788,539	1,260,267,192

A shareholder proposal requesting a report on warehouse working conditions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,356,031,178	5,185,496,222	50,784,015	1,260,267,192

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Mark F. Hoffman
Mark F. Hoffman
Vice President and Secretary

Dated: May 24, 2024

6